Exhibit 99.3
Federal Signal Earnings Release - Q4 & FY 2008 Financial Review - Strategy Discussion Bill Barker & Bill Osborne February 26, 2009

2008 Q4 P&L

Segment P&Ls

2008 Full Year P&L

Full Year Balance Sheet - 2008 vs. 2007

6 Supplement to 4th Quarter 2008 Earnings Call Strategic Update: The Path to Consistent Profitable Growth

7 Established A Foundation for Growth Divested non-core businesses: E-ONE; Tool; Finance - Leasing; Refuse Invested in high growth opportunities: Public Safety Systems platform Divestiture proceeds funded PIPS, Riverchase & Codespear acquisitions Improved financial flexibility and balance sheet health Debt reduced by over $150 million in 2008 Initial Steps Taken to Improve Federal Signal's Ability to Deliver Greater & More Consistent EPS Growth

8 Strategy to Achieve Consistent Profitable Growth

9 I. Increase Margins on Legacy Businesses Environmental Solutions Group (ESG): Streamline product offering Reduce product design costs Consolidate excess capacity Safety and Security Systems Group (SSG) Outsource non-core manufacturing Consolidate excess capacity Simplify business structure Bronto: Build on recent margin improvement efforts Mission: Improve Margins and Extract Efficiencies

10 II. Drive Growth through Public Safety Systems Platform PIPS technologies provide unmatched value proposition Strategic evolution leveraging status as recognized leader in the Public Safety and Intelligent Transportation Systems industry Brand strength Attractive growth profile Capitalize on growth catalysts of increased customer acceptance of technology and funding by governmental entities Potential to introduce new products and services Recurring revenue from services model providing unmatched functionality and value Stronger and more consistent earnings and cash flow growth Enhanced profitability from streamlined operations Disciplined capital allocation Mission: Become a Global Leader in Public Safety Systems

Environmental Solutions Group

We Intend to Leverage Our Market Leading Brands Serving Core Infrastructure Needs

Products	Brands	Market Share
Street Sweepers	ELGIN	#2 Globally & #1 North America –Street Sweepers
	RAVO	#2 Europe; #1 Benelux – Compact Sweepers
Sewer Cleaners - Combination Cleaners - Catch Basin Cleaners - Jetting Units	VACTOR	#1 Globally & #1 North America – Truck Mounted Sewer Cleaners
Hydroexcavators	VACTOR	#2 North America – Truck Mounted Hydroexcavators
Industrial Vacuum Loaders	GUZZLER	#1 Globally & #1 North America – Industrial Vacuum Trucks
Waterblasters	Jetstream	#2 North America – Industrial ≤ 300 HP

Source: Management estimates

FEDERAL SIGNAL | Advancing security and well-being.
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ESG Initiatives To Accelerate Growth & Increase Margins

- Continue Jetstream expansion and development of international distributor base
  - International distributors adding assembly options around Jetstream product – ESG focusing on core competency of machining of pumps and valves
  - Waterblasting superior from environmental standpoint v. sand-blasting and chemicals
- Leverage federal funding
  - Elgin glycol recovery units eligible for Airport Improvement Program grant funds
- Pursue emerging markets
- Streamline product / business portfolio
  - Eliminate marginal sweeper products to drive manufacturing efficiency
  - Streamline Vactor offerings & adopt application selling to improve manufacturing margins
  - Eliminate China JV losses
- Additional targets for margin improvement:
  - Launch major cost reduction effort on the Pelican line
  - Share fab and assembly capacity between Vactor and Elgin. Capacity expansion complete

FEDERAL SIGNAL | Advancing security and well-being.
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13 Bronto Initiatives to Accelerate Growth & Increase Margins Bronto has already seen margin improvement from capacity expansion Will continue margin improvement efforts Increase sourcing in low cost countries for fabricated parts Will drive further margin improvement Pursue opportunities in North American wind power market

14 A network of devices providing monitoring services across the entire geography of a jurisdiction Alerting and notification capability Data storage and management Data mining and reporting Networked into existing infrastructure Public Safety Networks Defined

15 PIPS: Propelling Public Safety Systems Growth Key to the Federal Signal's Market Leadership High growth business H2 2008 growth for PIPS + 46% Law enforcement is fast becoming an IT based business Interoperability in communications still driving federal and state spending FSS is uniquely positioned to become the leader in the Public Safety Network arena PIPS is the recognized leader in license plate recognition technology Most accurate and reliable ALPR solution - DHS SAVER study (Oct 2008) Complementary video technology Complementary alerting and notification capability Ownership of interoperable communications technology Ability to host data services Offering includes leading back office software for data management

16 PIPS Applications: Current & Future Potential Applications Current PIPS Applications Parking scofflaw enforcement Enforcement of outstanding registrations, vehicle taxes and insurance Tollway enforcement Congestion charging Green lane enforcement Stolen vehicle recovery Major event management Amber alerts Low emission zones Enforcement of court orders PIPS Development Priorities Speed enforcement Multi-state identification Total vehicle recognition (e.g., car color at night) Back-office citation/billing support Portable red-light runner system Container identification Intelligent traffic light control Video/ALPR erratic behavior detection (drunk driver) Spot speed enforcement without radar Time over distance school zone enforcement Future PIPS applications will increase the value proposition and enable customers to further leverage the public safety network

PIPS Case Studies: Unmatched Technology & Credibility
Increasing Customer Acceptance

City of Cincinnati

- Full network to be deployed in 2009
- DHS approved multi-year contract:
  -- Template for services contract in future
  -- Funding process-expertise will allow PSS to help customers more readily obtain federal funds

Already:

- Recovered > 2,600 delinquent citations
- 1,149 suspects arrested
- 20+ robberies and several homicides solved
- Recovered 147 stolen vehicles

London Safety Network

- Surrounding 2012 Olympic sites
- Material incremental congestion-charge revenue for London
- Reduced congestion > 20%; 50% increase in use of public transportation

Chicago O'Hare & Midway Airports

- 50,000 vehicle images/day captured
- All entry and exit points with data streamed real-time to airport command center and Chicago EOC

California Dept. of Transportation

- 535 arrests
- 868 seized or recovered vehicles

National Traffic Control Centre - UK

- 1,000 lanes and 500 sites on motorways and trunk road network in England
- > 200 suspects arrested

Long Beach PD (1st 6 months)

- 275 vehicles recovered / 50+ arrests

FEDERAL SIGNAL | Advancing security and well-being.
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18 Market Opportunity: Significant Global Funding Case Study: State and Local Grant Programs In the U.S., for instance, Federal Signal's Public Safety product suite is eligible for significant funding at the State & Local Level (excluding Federal Level expenditures and impact of 2009 US stimulus plan) Source: Consultant Study (February 2009)

19 Customer Value Proposition Significantly Enhanced with "Services" Model Historically, Public Safety's sales model revolved around discrete sales of hardware products A service delivery model will be based on offering customers the full suite of product capabilities in exchange for recurring future revenue over the contracted service period The service model delivering turnkey solutions allows customers to leverage 100% of the functionality of the public safety network (versus buying discrete individual products) Increased productivity for law enforcement Enables revenue opportunities sharing future revenue with FSS

20 Public Safety Systems Services Model Federal Signal Benefits: Increased Revenue Growth & Visibility Recurring revenue vs. one-time discrete product sale Revenue growth over-time through: Expanding application & service offerings Revenue sharing opportunities (e.g., speed enforcement, etc.) Highly scalable Accelerates deployment and installed base - first mover advantage and likely "stickier" customer relationships

21 Summary: The Path to Consistent Profitable Growth I. Increase Margins on Legacy Businesses Through Reducing Complexity & Streamlining Operations II. Drive Growth Through Public Safety Platform

22 Conclusion and Q&A

Vision Federal Signal ... the leader in advancing security and well-being for communities and workplaces around the world.